Business Combination - Schedule of Fair Values of Identifiable Assets and Liabilities of Subsidiaries at Acquisition Date (Details) - Other equity interest [member] - ARB Synergy Group [Member]	Jun. 30, 2023 MYR (RM)
Schedule of Fair Values of Identifiable Assets and Liabilities of Subsidiaries at Acquisition Date [Line Items]
Cash and bank balances	RM 1,297
Other receivables	1,975
Other payables and accruals	(51,069)
Net assets	(47,797)
Non-controlling interests measured at fair value
Group’s share of net assets	(47,797)
Add: Goodwill on consolidation	47,798
Total fair value of consideration for the acquisitions	RM 1